Exhibit 99.1

 RMCL-002 Final Analysis  Developing Solutions for Dialysis Prevention  May 2024

 This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ProKidney’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, development and commercialization of products, if approved, the potential benefits and impact of the Company’s products, if approved, potential regulatory approvals, and the size and potential growth of current or future markets for the Company’s products, if approved. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A ordinary shares on the Nasdaq; the inability to implement business plans, forecasts, and other expectations or identify and realize additional opportunities, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry; the inability of the Company to raise financing in the future; the inability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of the Company to identify, in-license or acquire additional technology; the inability of Company to compete with other companies currently marketing or engaged in the biologics market and in the area of treatment of kidney diseases; the size and growth potential of the markets for the Company’s products, if approved, and its ability to serve those markets, either alone or in partnership with others; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s intellectual property rights; uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities; the impact of COVID-19 or geo-political conflict such as the war in Ukraine on the Company’s business; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.  Forward-looking Statements

RMCL-002: Trial Design



Active n=41
1st Rilparencel Injection
2nd Rilparencel Injection
EOS Month 24 Follow-up After 2nd Injection
Screening Visit and Biopsy
Day –60 to Day 0
R 1:1
1st Rilparencel Injection
2nd Rilparencel Injection
EOS Month 12 Follow-up After 2nd Injection
SOC
Deferred n=42
= 6 Months
= Follow-up Visit After 2nd Injection

Key Entry Criteria	Study Endpoints	Study Timeframe
Type 2 Diabetes Mellitus (DKD) Male or female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m^2 Not on kidney dialysis, HbA1c <10%	**Rilparencel and procedure related adverse events** **Change in kidney function (assessed by eGFR)**	First patient injected in 2017 RMAT granted for Phase 3 program in January 2022

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RMAT = Regenerative Therapy Advanced Medicine; SOC = Standard of Care

ProKidney

  RMCL-002: Study Objectives and Endpoints  Study Objectives  Study Endpoints  To assess the safety and efficacy of up to two rilparencel injections given 6 months apart and delivered into the biopsied kidney using a percutaneous approach  Procedural and investigational product-related adverse events  Change in kidney function as measured by serial measurements of estimated glomerular filtration rate (eGFR)

 ACTIVE ARM (n=41)  DEFERRED ARM (n=42)  Age, years (mean +/- SD)  66.1 +/- 9.9  64.6 +/- 8.9  Female : Male, %  29% : 71%  36% : 64%  Hispanic or Latino, %  17%  10%  Race, %       Black or African American  2.5%  14%       White   95%  74%       Other  2.5%  12%  Blood pressure, mm HG   133 / 72  135 / 73  eGFR, ml/min/1.73m2  (mean +/- SD)  33.9 +/- 8.6  31.7 +/- 7.4   Stage 3A CKD, n (%)  5 (12%)  3 (7%)   Stage 3B CKD, n (%)  21 (51%)  18 (43%)   Stage 4 CKD, n (%)  15 (37%)  21 (50%)  UACR mg/g (median +/- interquartile range)  740 (68, 1597)  598 (58, 1985)   Geometric Mean of UACR mg/g  389  330  HbA1c, % (mean +/- SD)  7.2 +/- 1.0  7.1 +/- 1.0  RMCL-002 Baseline Subject Characteristics are Balanced and Represent a High-Risk CKD Population

 Other events with possible-relatedness include kidney fibrosis and indeterminate renal vessel occlusion or vasospasm  ADVERSE EVENT  BIOPSY  # of events  (n=83)*  RILPARENCEL INJECTION  # of events  (n=132)*  Hematoma (including Page Kidney during biopsy)  2  2  Pain  0  2  Acute Kidney Injury  1  1  CKD progression (eGFR progression)  0  1  Pyrexia  0  1  Anemia  0  1  Pneumonia  0  1  Creatinine increase  0  1  No Rilparencel-related SAEs Identified in RMCL-002  Data as of April 26, 2024; SAE = serious adverse events

 Active Cohort Subjects Showed No Clinically Meaningful eGFR Decline Over 30 Months  The Active Cohort showed a cumulative change in average eGFR of -5.1 ml/min/1.73m2 after 30 months; The Deferred Cohort, receiving standard of care, showed a cumulative change in average eGFR of -3.3 ml/min/1.73m2 after 12 months.  Data points are mean +/- SEM ; Data as of April 26, 2024  32.8  27.7  31.7  28.4  30.9  Active Arm Subjects vs Deferred Arm Subjects  Active  SOC

 Data points are mean +/- SEM ; Data as of April 26, 2024  Deferred to Cross-Over Subjects Showed Preservation of eGFR after Rilparencel Injection  Average eGFR of the Deferred cohort was   31.7 at baseline vs 28.4 at 12 months   [absolute difference of -3.3 ml/min/1.73m2 over 12 months]  Average eGFR at 1st injection after   cross-over was 28.8 vs 28.0 at 18 months [absolute difference of -0.8 ml/min/1.73m2 over 18 months]  31.7  28.4  28.8  28.0  eGFR ACR  eGFR ACR  Deferred SOC Subjects   31.7 330   -- --  Deferred Cross-Over Subjects   -- --   28.8 250  Deferred Arm Subjects  Cross-Over  SOC

Subgroup Analysis of Diabetic Subjects with CKD Stage 4 and Class A3 Albuminuria*

Stabilization of Kidney Function in Active and Deferred Arm Subjects at 12 Months vs SOC

UACR Severe & CKD4 Subgroups in Active vs Deferred Arm


Change from Baseline in eGFR (ml/min/1.73m²)
5
0
-5
-10
1st Inj
Biopsy
1st Inj+3m Follow Up
Obs 3m
2nd Inj
Obs 6m
2nd Inj+3m Follow Up
Obs 9m
2nd Inj+6m Follow Up
Obs 12m
Active
SOC
-1.1
-6.1
eGFR ACR eGFR ACR
Deferred Cohort SOC 25.9 1921 -- --
Active Cohort -- -- 24.4 1979
N= 13 11 8 8 7
N= 14 13 11 12 11
0 3 6 9 12
Months

UACR Severe & CKD4 Subgroups in Deferred Arm


Change from Baseline in eGFR (ml/min/1.73m²)
5
0
-5
-10
Cross-Over
SOC
0.4
-6.1
eGFR ACR eGFR ACR
Deferred Cohort SOC 25.9 1921 -- --
Deferred Cohort Post Injection -- -- 20.8 1353
N= 10 9 7 7 7
N= 14 13 11 12 11
0 3 6 9 12
Months

***Patients with Stage 4 CKD & Class A3 (Severe Albuminuria, >300 mg/g) are one of the fastest progressing CKD patient populations[1]**

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Data points are mean +/- SEM ; Data as of April 26, 2024; 1. Oshima M, et al. Trajectories of kidney function in diabetes: a clinicopathological update. Nat Rev Nephrol. 2021;17(11):740-750. doi:10.1038/s41581-021-00462-y

ProKidney

Key Findings  RMCL-002 Summary  Showed potential to preserve kidney function for up to 30 months in several patient groups  Benefit to kidney function was most notable in subjects who had the highest risk of kidney failure (Stage 4 CKD with high UACR1)  Injections were well tolerated with a consistent safety profile comparable to kidney biopsy  1. UACR = urine albumin-to-creatinine ratio (a measure of albuminuria)